UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 19, 2005


                          MONTGOMERY REALTY GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       000-30724                88-0377199
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

             400 Oyster Point Blvd., Suite 415
              South San Francisco, California               94080
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip Code)

                                 (650) 266-8080
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 19, 2005, Montgomery Realty Group, ("Montgomery") and Diversified Investment and Management Corporation ("DIMC") agreed to increase the rate at which Montgomery compensates DIMC for property management services from $10,000 per month to $20,000 per month under the Management Agreement dated June 9, 1999. The increased rate is the result of Montgomery's acquisition of three apartment complexes (288 units) in the previous months that require additional property management services.

         DIMC is owned by Dinesh Maniar, who is the President, a director and the majority stockholder of Montgomery.

             ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 19, 2005, Montgomery's board of directors voted to increase the size of the board of directors from five to six members.

         Immediately following the increase in the size of the board, Montgomery's stockholders, acting by majority written consent, appointed Michael
R. Sears to fill the vacancy created by the increase in the size of the board of directors. Mr. Sears was also added to Montgomery's audit committee.

         Michael Sears is a Managing Director with GMAC Capital Markets Corporation. Mr. Sears' resume includes service as a senior investment banker in the mortgages department of Bear Stearns & Company, Inc., as the Assistant Executive Director of the Denver Housing Authority, and as the Assistant to the President and Chief Executive Officer of the New York State Urban Development Corporation. Mr. Sears is a member of the Mortgage Bankers Association, the National MultiHousing Council, and the Urban Land Institute. Mr. Sears obtained his Bachelor of Arts degree from the University of Denver in 1975.

         Mr. Sears has not had any direct or indirect material interest in any transactions or proposed transactions with Montgomery in the past two years.

                            ------------------------

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions, availability of tax-free treatment, increases in property occupancy, or similar matters. Forward-looking statements are subject to risks and uncertainties outside Montgomery's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Montgomery's other SEC reports.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  MONTGOMERY REALTY GROUP, INC.



Date:  October 25, 2005                           By  /s/ James T. Graeb
                                                     --------------------------
                                                     James T. Graeb
                                                     General Counsel

                                       3